Exhibit 99.1

Cash America Announces First Quarter Earnings and Declares Dividend

FORT WORTH, Texas--(BUSINESS WIRE)--April 23, 2009--Cash America International, Inc. (NYSE: CSH) announced today that net income for the first quarter ended March 31, 2009 was $23,911,000 (79 cents per share) compared to net income of $25,811,000 (86 cents per share) for the same period in 2008. Earnings per share for the first three months of 2009 exceeded management’s updated guidance of 76 to 78 cents per share as discussed in the Company’s press release dated April 9, 2009 and even though earnings ended down 7% year over year, they are significantly better than management’s initial expectation published in January 2009 of down 25%. Increased total revenue, led by better than expected results from pawn lending operations and prolonged availability of certain online cash advance markets contributed to the higher than expected first quarter results. In addition, earnings in the first quarter of 2009 benefited from an improvement in loss rates related to the Company’s short-term cash advance product that led to a decrease in the provision for loan losses in the period compared to the same period in 2008.

Total revenue increased 7% to $268.1 million for the three-month period ended March 31, 2009 compared to $250.9 million in the year ago period. Revenue from the Company’s pawn segment, which includes finance and service charges on pawn loans and proceeds from the sale of merchandise, increased 14% to $182.7 million from $160.0 million in year-over-year first quarter comparisons. This was partially offset by a decline in the total revenue from the Company’s cash advance segment, which posted a 6% decrease in total revenue to $80.3 million during the first three months of 2009 compared to $85.5 million in the same period in 2008. The decline in revenue in the cash advance segment was largely attributable to operations in states impacted by changes in the regulatory environment late in 2008.

Commenting on the first quarter results, Daniel R. Feehan, President and Chief Executive Officer of Cash America said, “The first quarter results were above our initial expectations due to the strong contribution of both our U.S. and Mexico based pawn operations and the unexpected continuation of our online cash advance offering in certain states. Revenue from pawn loans was up 22% because of the higher balances outstanding and portfolio performance, which led the greater earnings results in this segment. As we expected, revenue and earnings from our cash advance segment were adversely affected by rule changes to our cash advance product offering in Ohio and Florida and to a lesser extent in Pennsylvania. The first quarter of 2009 has been a period of significant adjustment which we have handled better than we expected.”

Cash America will host a conference call to discuss the first quarter results on Thursday, April 23rd at 7:45 AM CDT. A live web cast of the call will be available on the Investor Relations section of the Company’s corporate web site (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. A replay will be available on the Company’s web site for 90 days following the conference call.

Additionally, the Company announced that the Board of Directors, at its regularly scheduled quarterly meeting, declared a $0.035 (3.5 cents) per share cash dividend on common shares outstanding. The dividend will be paid at the close of business on May 20, 2009 to shareholders of record on May 6, 2009.

Outlook for the Second Quarter of 2009 and the 2009 Fiscal Year

Management believes that the opportunities for sustained growth in revenue and earnings will be largely associated with the customer demand for the credit products provided by the Company, which take the form of pawn loans and short-term cash advances. Other elements expected to affect the growth in revenue include the potential impact of the regulatory governance of loan products, the continued growth and development of the Mexican pawn operations and the development and expansion of the Company’s online and card based distribution channels for its cash advance products. The impact of regulatory changes in our Ohio storefront locations and the anticipated decrease in customers in Pennsylvania and Minnesota in the online channel will cause revenue and earnings for the cash advance segment to be down in the second quarter. In addition, the absence of Federal Stimulus Payments will likely cause revenue and earnings from U.S. pawn operations to be below the prior year. However, management believes the anniversary revenue challenges discussed for the first half of 2009 could begin to improve in the second half of the year if loan demand firms for both pawn and cash advance products. While the Company intends to maintain its current underwriting standards, higher loan demand for the cash advance product could lead to higher loan losses associated with the difficult consumer economic environment. Based on its views and on the preceding factors, management expects that the second quarter 2009 earnings per share will be between 50 and 53 cents per share compared to 67 cents per share in the second quarter 2008. Management estimates that for the full year 2009 earnings per share will be between $3.10 and $3.30 per share compared to $2.70 per share in fiscal 2008.

Cash America International, Inc. is a provider of specialty financial services to individuals in the United States with 1,004 total locations as of March 31, 2009. Cash America is the largest provider of secured non-recourse loans to individuals, commonly referred to as pawn loans, through 628 total pawn locations, comprised, in part, of 501 in 22 states under the brand names Cash America Pawn and SuperPawn. In addition, Cash America is the majority owner of 127 pawn lending locations in Mexico that operate under the name of Prenda Fácil. The Company also offers short-term cash advances in many of its locations including 248 locations that offer this service under the brand names Cash America Payday Advance and Cashland. Short-term cash advances are also offered over the Internet to customers in 32 states in the United States and in the United Kingdom at http://www.cashnetusa.com and http://www.quickquid.co.uk, respectively. In addition, check cashing services are provided through its 128 franchised and Company-owned “Mr. Payroll” check cashing centers.

For additional information regarding the Company and the services it provides, visit the Company’s websites located at:

http://www.cashamerica.com http://www.cashnetusa.com

http://www.cashlandloans.com http://www.quickquid.co.uk

http://www.strikegoldnow.com

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries (the “Company”). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in consumer credit, tax and other laws and government rules and regulations applicable to the Company’s business, changes in demand for the Company's services, the continued acceptance of the online distribution channel by the Company’s cash advance customers, the actions of third parties who offer products and services at the Company’s locations, changes in tax and other laws and governmental rules and regulations applicable to the Company’s business, fluctuations in the price of gold, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in foreign currency exchange rates, changes in the capital markets, the ability to successfully integrate newly acquired businesses into the Company’s operations and other risks indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as “believes,” “estimates,” “should,” “could” “plans,” “expects,” “anticipates” and similar expressions or variations as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	March 31,
	2009	2008
Consolidated Operations:
Total revenue	$268,092	$250,934
Net revenue	185,590	179,418
Total operating expenses	142,111	134,946

Income from operations	$43,479	$44,472

Income before income taxes	38,289	40,990

Net Income	$24,226	$25,811

Less: Net income attributable to the noncontrolling interest	(315)	-

Net Income Attributable to Cash America International, Inc.	$23,911	$25,811

Earnings per share:

Net Income attributable to Cash America International, Inc. common stockholders:

Basic	$0.80	$0.88
Diluted	$0.79	$0.86

Weighted average shares:
Basic	29,770	29,376
Diluted	30,419	29,995

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31,		December 31,
	2009	2008	2008
	(Unaudited)
Assets

Current assets:
Cash and cash equivalents	$25,676	$22,637	$30,005
Pawn loans	148,147	124,775	168,747
Cash advances, net	75,880	74,179	83,850
Merchandise held for disposition, net	99,516	93,027	109,493
Finance and service charges receivable	28,709	24,496	33,063
Income taxes recoverable	-	-	2,606
Other receivables and prepaid expenses	19,028	17,944	15,480
Deferred tax assets	19,301	19,198	22,037

Total current assets	416,257	376,256	465,281

Property and equipment, net	186,622	168,586	185,887
Goodwill	489,779	347,434	494,192
Intangible assets, net	31,456	22,424	35,428
Other assets	5,498	5,185	5,722
Total assets	$1,129,612	$919,885	$1,186,510

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable and accrued expenses	$69,288	$60,921	$79,759
Accrued supplemental acquisition payment	7,700	63,213	47,064
Customer deposits	10,133	8,682	8,814
Income taxes currently payable	3,687	12,196	-
Current portion of long-term debt	18,714	8,500	15,810
Total current liabilities	109,522	153,512	151,447

Deferred tax liabilities	31,042	20,482	27,575
Noncurrent income tax payable	2,968	-	3,050
Other liabilities	3,942	1,806	2,359
Long-term debt	380,902	224,970	422,344
Total liabilities	528,376	400,770	606,775

Stockholders’ equity:
Cash America International, Inc. equity:
Common stock, $.10 par value per share, 80,000,000 shares authorized, 30,235,164 shares issued
	3,024	3,024	3,024
Additional paid-in capital	158,216	162,240	160,007
Retained earnings	463,131	387,970	440,252
Accumulated other comprehensive loss	(6,107)	(1)	(3,964)
Treasury shares, at cost (753,207 shares, 1,161,482 shares and 818,772 shares at March 31, 2009 and 2008, and at December 31, 2008, respectively)

	(21,919)	(34,118)	(24,278)
Total Cash America International, Inc. stockholders’ equity	596,345	519,115	575,041
Noncontrolling interest	4,891	-	4,694
Total stockholders' equity	601,236	519,115	579,735
Total liabilities and stockholders’ equity	$1,129,612	$919,885	$1,186,510

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)

	Three Months Ended
	March 31,
	2009	2008
	(Unaudited)

Revenue
Finance and service charges	$52,959	$43,421
Proceeds from disposition of merchandise	129,760	116,583
Cash advance fees	80,308	85,460
Check cashing fees, royalties and other	5,065	5,470

Total Revenue	268,092	250,934

Cost of Revenue
Disposed merchandise	82,502	71,516

Net Revenue	185,590	179,418

Expenses
Operations	85,531	80,725
Cash advance loss provision	24,774	27,134
Administration	21,465	17,956
Depreciation and amortization	10,341	9,131

Total Expenses	142,111	134,946

Income from Operations	43,479	44,472

Interest expense	(5,069)	(3,509)
Interest income	15	31
Foreign currency transaction loss	(136)	(4)

Income before Income Taxes	38,289	40,990
Provision for income taxes	14,063	15,179

Net Income	24,226	25,811
Less: Net income attributable to the noncontrolling interest	(315)	-

Net Income Attributable to Cash America International, Inc.	$23,911	$25,811

Earnings Per Share:

Net Income attributable to Cash America International, Inc. common stockholders:

Basic	$0.80	$0.88
Diluted	$0.79	$0.86

Weighted average common shares outstanding:

Basic	29,770	29,376
Diluted	30,419	29,995

Dividends declared per common share	$0.035	$0.035

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA
($ in thousands unless otherwise noted)

	Period Ended
	March 31,
	2009	2008

Location statistics

Pawn segment locations in operation –
Beginning of period, owned	598	485
Acquired	1	-
Start-ups	14	-
Combined or closed	-	-
End of period, owned	613	485
Franchise locations at end of period	15	14
Total pawnshop locations at end of period	628	499
Average number of owned pawnshop locations	605	485

Cash advance segment locations in operation (excluding online lending and card services) –
Beginning of period	248	304
Start-ups	-	-
Combined or closed	-	-
End of period	248	304
Average number of cash advance locations	248	304

Check cashing segment locations -
Company-owned locations	5	5
Franchised locations (a)	123	131
Total check cashing centers in operation at end of year (a)	128	136
Combined total of all locations	1,004	939

Services offered by locations

Pawn lending -
Pawn lending segment :
Domestic	486	485
Foreign	127	-
Franchise - domestic	15	14
Combined pawn lending segment	628	499
Cash advance segment - storefront operations	85	-
Total locations offering pawn lending	713	499

Cash advances -
Cash advance segment - storefront operations	248	304
Pawn lending segment -domestic	431	430
Total locations offering cash advances	679	734

Check cashing -
Check cashing segment
Company-owned locations	5	5
Franchised locations (a)	123	131
Total check cashing segment	128	136
Cash advance segment - storefront operations	248	304
Pawn lending segment -domestic	369	387
Total locations offering check cashing	745	827

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA (Continued)
($ in thousands unless otherwise noted)

	Three Months Ended
	March 31,
	2009	2008
Market coverage

Market coverage for pawn lending at end of period
States in the U.S.	22	22
Foreign countries	1	-

Market coverage for cash advances at end of period
States and other jurisdictions in the U.S.
Storefront	7	7
Online	32	33
Card services	52	-
Foreign countries
Online	1	1

Pawn Lending Activities

Annualized yield on pawn loans --
Pawn lending segment :
Domestic	135.7%	135.0%
Foreign	158.5%	-%
Combined pawn lending segment	138.1%	135.0%
Cash advance segment - storefront operations	112.6%	-%
Combined annualized yield on pawn loans	138.1%	135.0%

Amount of pawn loans written and renewed --
Pawn lending segment :
Domestic	$136,032	$131,981
Foreign	23,809	-
Combined pawn lending segment	$159,841	$131,981
Cash advance segment - storefront operations	72	-
Combined amount of pawn loans written and renewed	$159,913	$131,981

Average pawn loan balance outstanding --
Pawn lending segment :
Domestic	$138,938	$129,349
Foreign	16,541	-
Combined pawn lending segment	155,479	129,349
Cash advance segment - storefront operations	18	-
Combined average pawn loan balance outstanding	$155,497	$129,349

Ending pawn loan balance --
Pawn lending segment :
Domestic	$130,558	$124,775
Foreign	17,518	-
Combined pawn lending segment	148,076	124,775
Cash advance segment - storefront operations	71	-
Combined ending pawn loan balance per location offering pawn loans	$148,147	$124,775

Ending pawn loan balance per location offering pawn loans --
Pawn lending segment :
Domestic	$269	$257
Foreign	$138	$-
Combined pawn lending segment	$242	$257
Cash advance segment - storefront operations	$1	$-
Combined ending pawn loan balance per location offering pawn loans	$212	$257

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA (Continued)
($ in thousands unless otherwise noted)
	Three Months Ended
	March 31,
	2009		2008

Average pawn loan amount at end of period (not in thousands) --
Pawn lending segment :
Domestic	$122		$117
Foreign	$93		$-
Combined pawn lending segment	$118		$117
Cash advance segment - storefront operations	$90		$-
Combined average pawn loan amount at end of period (not in thousands)	$118		$117

Disposition of merchandise --
Profit margin on disposition of merchandise
Pawn lending segment - domestic	36.5%		38.7%
Cash advance segment - storefront operations	33.2		-
Combined profit margin on disposition of merchandise	36.4%		38.7%

Disposition of merchandise - pawn lending segment - domestic --
Average annualized merchandise turnover	3.1	x	3.0	x
Average balance of merchandise held for disposition per average location in operation
	$216		$199
Ending balance of merchandise held for disposition per location in operation
	$205		$192

Cash advance activities

Amount of cash advances written --
Funded by the Company
Cash advance segment:
Storefront	$137,757		$153,062
Internet lending	157,709		159,921
Total cash advance segment	$295,466		$312,983
Pawn lending segment - domestic	13,880		13,947
Combined funded by the Company	$309,346		$326,930
Funded by third-party lenders (a) (b)
Cash advance segment:
Storefront	$20,114		$25,564
Internet lending	107,918		98,543
Card services (e)	19,787		-
Total cash advance segment	$147,819		$124,107
Pawn lending segment - domestic	30,764		37,996
Combined funded by third-party lenders (a) (b)	$178,583		$162,103
Aggregate amount of cash advances written(a) (c) -
Cash advance segment:
Storefront	$157,871		$178,626
Internet lending	265,627		258,464
Card services (e)	19,787		-
Total cash advance segment	$443,285		$437,090
Pawn lending segment - domestic	44,644		51,943
Combined aggregate amount of cash advances written(a) (g)	$487,929		$489,033

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA (Continued)
($ in thousands unless otherwise noted)

	Three Months Ended
	March 31,
	2009	2008

Number of cash advances written (not in thousands) -
Funded by the Company
Cash advance segment:
Storefront	309,849	418,597
Internet lending	390,023	389,416
Total cash advance segment	699,872	808,013
Pawn lending segment - domestic	41,835	45,146
Combined by the Company	741,707	853,159
Funded by third-party lenders (a) (e)
Cash advance segment:
Storefront	33,978	45,709
Internet lending	146,576	148,947
Card services (e)	125,160	-
Total cash advance segment	305,714	194,656
Pawn lending segment - domestic	56,882	80,389
Combined by third-party lenders (a) (b)	362,596	275,045
Cash advance segment:
Storefront	343,827	464,306
Internet lending	536,599	538,363
Card services (e)	125,160	-
Total cash advance segment	1,005,586	1,002,669
Pawn lending segment - domestic	98,717	125,535
Combined aggregate number of cash advances written (a) (c)	1,104,303	1,128,204

Cash advance customer balances (gross):
Owned by Company (d)
Cash advance segment:
Storefront	$31,066	$39,181
Internet lending	51,866	48,961
Card services (e)	4,740	-
Total cash advance segment	$87,672	$88,142
Pawn lending segment - domestic	5,486	6,852
Combined by the Company	$93,158	$94,994
Owned by third-party lenders (a)(b)
Cash advance segment :
Storefront	$3,228	$4,114
Internet lending	19,649	18,567
Card services (e)	458	-
Total cash advance segment	$23,335	$22,681
Pawn lending segment - domestic	5,465	6,788
Combined owned by third-party lenders (a)(b)	$28,800	$29,469
Aggregate cash advance customer balances (gross) (a) (c) -
Cash advance segment:
Storefront	$34,294	$43,295
Internet lending	71,515	67,528
Card services (e)	5,198	-
Total cash advance segment	$111,007	$110,823
Pawn lending segment - domestic	10,951	13,640
Combined aggregate cash advance customer balances (gross) (a)(c)	$121,958	$124,463

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA (Continued)
($ in thousands unless otherwise noted)

	Three Months Ended
	March 31,
	2009	2008
Average amount per cash advance written (not in thousands) -
Funded by the Company
Cash advance segment:
Storefront	$445	$366
Internet lending	$404	$411
Total cash advance segment	$422	$387
Pawn lending segment - domestic	$332	$309
Combined by the Company	$417	$383
Funded by third-party lenders (a) (b)
Cash advance segment
Storefront	$592	$559
Internet lending	$736	$662
Card services	$158	$-
Total cash advance segment	$484	$638
Pawn lending segment - domestic	$541	$473
Combined by third-party lenders (a) (b)	$493	$589
Aggregate average amount per cash advance (a) (c) -
Cash advance segment:
Storefront	$459	$385
Internet lending	$495	$480
Card services (e)	$158	$-
Total cash advance segment	$441	$436
Pawn lending segment - domestic	$452	$414
Combined aggregate average amount per cash advance (a) (c)	$442	$433

Check cashing

Face amount of checks cashed -
Company-owned locations:
Check cashing segment	$6,703	$7,673
Cash advance segment	62,139	65,789
Pawn lending segment	8,077	11,856
Combined company-owned locations	76,919	85,318
Franchised locations - check cashing segment (a)	323,898	362,137
Combined face amount of checks cashed (a)	$400,817	$447,455

Fees collected from customers -
Company-owned locations:
Check cashing segment	$110	$123
Cash advance segment	1,592	2,016
Pawn lending segment	166	237
Combined company-owned locations	1,868	2,376
Franchised locations - check cashing segment (a)	4,816	5,370
Combined fees collected from customers (a)	$6,684	$7,746

Fees as a percentage of checks cashed -
Company-owned locations:
Check cashing segment	1.6%	1.6%
Cash advance segment	2.6	3.1
Pawn lending segment	2.1	2.0
Combined company-owned locations	2.4	2.8
Franchised locations - check cashing segment(a)	1.5	1.5
Combined fees as a percentage of checks cashed (a)	1.7%	1.7%

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA (Continued)
($ in thousands unless otherwise noted)

	Three Months Ended
	March 31,
	2009	2008
Average check cashed (not in thousands) -
Company-owned locations:
Check cashing segment	$461	$416
Cash advance segment	691	606
Pawn lending segment	520	557
Combined company-owned locations	641	575
Franchised locations - check cashing segment (a)	544	517
Combined average check cashed (a)	$560	$527

(a) Non-GAAP presentation. For informational purposes and to provide a greater understanding of the Company’s businesses. Management believes that information provided with this level of detail is meaningful and useful in understanding the activities and business metrics of the Company’s operations. Each non-GAAP financial measure is provided immediately following its most comparable GAAP amount and can be reconciled to its most comparable GAAP amount through the presentation of the financial information above.

(b) Cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders.

(c) Includes (i) cash advances written by the Company, and (ii) cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders.

(d) Amounts recorded in the Company’s consolidated financial statements.

(e) Cash advances issued by a third-party lender utilizing the Company as a processor to process these cash advances under a line of credit offered on certain stored-value and payroll cards issued by such lender. The Company acquires a participation interest in the cash advance receivables generated through this program. Cash advance fees associated with the Company’s card services activities include revenue from the Company’s participation interest in the receivables generated by the third party lender, as well as marketing, processing and other miscellaneous fee income. (Note: the Company did not commence business in the card services distribution channel until the third quarter of 2008).

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED CASH ADVANCES OUTSTANDING AND RELATED ALLOWANCE FOR LOSSES
(in thousands)

	March 31,
	2009	2008
Funded by the Company (a)
Active cash advances and fees receivable	$64,362	$63,952
Cash advances and fees in collection	15,075	21,104

Total funded by the Company (a)	79,437	85,056

Funded by third-party lenders (b) (c)
Active cash advances and fees receivable	32,117	29,469
Cash advances and fees in collection	10,404	9,938

Total funded by third-party lenders (b) (c)	42,521	39,407

Combined gross portfolio (b) (d)	121,958	124,463
Less: Elimination of cash advances owned by third-party lenders	28,800	29,469

Company-owned cash advances and fees receivable, gross	93,158	94,994
Less: Allowance for losses	17,278	20,815

Cash advances and fees receivable, net	$75,880	$74,179

	Three Months Ended
	March 31,
	2009	2008
Allowance for company-owned cash advances

Balance at beginning of period	$21,495	$25,676
Cash advance loss provision	25,387	26,974
Charge-offs	(34,926)	(40,822)
Recoveries	5,322	8,987

Balance at end of period	$17,278	$20,815

Accrual for third-party lender-owned cash advances

Balance at beginning of period	$2,135	$1,828
(Decrease) Increase in loss provision	(613)	160

Balance at end of period	$1,522	$1,988

Combined statistics (d)
Combined cash advance loss provision	$24,774	$27,134
Charge-offs (net of recoveries)	29,604	31,835
Combined cash advance loss provision as a % of combined cash advances written (b)
	5.1%	5.5%
Charge-offs (net of recoveries) as a % of combined cash advances written (b)
	6.1%	6.5%
Combined allowance for losses and accrued third-party lender losses as a % of combined gross portfolio (b)
	15.4%	18.3%

(a) Cash advances written by the Company for its own account in pawn locations, cash advance locations, and through the internet distribution channel.

(b) Non-GAAP presentation. For informational purposes and to provide a greater understanding of the Company’s businesses. Management believes that information provided with this level of detail is meaningful and useful in understanding the activities and business metrics of the Company’s operations. Each non-GAAP financial measure is provided immediately following its most comparable GAAP amount and can be reconciled to its most comparable GAAP amount through the presentation of the financial information above.

(c) Cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders, all at the Company’s pawn locations, cash advance locations and through the internet distribution channel.

(d) Includes (i) cash advances written by the Company, and (ii) cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders, all at the Company’s pawn and cash advance locations and through the Company’s internet distribution channel.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
THREE MONTHS ENDED MARCH 31, 2009 AND 2008
(in thousands)

	Pawn Lending (1)	Cash Advance (2)	Check Cashing	Consolidated

Three months ended March 31, 2009:

Revenue
Finance and service charges	$52,954	$5	$-	$52,959
Proceeds from disposition of merchandise	128,002	1,758	-	129,760
Cash advance fees	7,578	72,730	-	80,308
Check cashing fees, royalties and other	1,036	3,097	932	5,065

Total revenue	189,570	77,590	932	268,092

Cost of revenue – disposed merchandise	81,329	1,173	-	82,502

Net revenue	108,241	76,417	932	185,590

Expenses
Operations	57,596	27,600	335	85,531
Cash advance loss provision	1,222	23,552	-	24,774
Administration	11,750	9,473	242	21,465
Depreciation and amortization	7,097	3,161	83	10,341

Total expenses	77,665	63,786	660	142,111

Income from operations	$30,576	$12,631	$272	$43,479

Three months ended March 31, 2008:

Revenue
Finance and service charges	$43,421	$-	$-	$43,421
Proceeds from disposition of merchandise	116,583	-	-	116,583
Cash advance fees	9,285	76,175	-	85,460
Check cashing fees, royalties and other	1,013	3,437	1,020	5,470

Total revenue	170,302	79,612	1,020	250,934

Cost of revenue – disposed merchandise	71,516	-	-	71,516

Net revenue	98,786	79,612	1,020	179,418

Expenses
Operations	53,911	26,431	383	80,725
Cash advance loss provision	2,265	24,869	-	27,134
Administration	10,672	7,071	213	17,956
Depreciation and amortization	5,591	3,476	64	9,131

Total expenses	72,439	61,847	660	134,946

Income from operations	$26,347	$17,765	$360	$44,472

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
THREE MONTHS ENDED MARCH 31, 2009 AND 2008
(in thousands)

(1)	The Pawn Lending segment is comprised of the Company’s domestic pawn lending operations and its foreign pawn lending operations in Mexico operating under the Prenda Facil tradename. The following table summarizes the results from each channel’s contributions to the Pawn Lending segment for the three months ended March 31, 2009 and 2008:

		Domestic	Foreign	Total Pawn Lending

	Three months ended March 31, 2009:

	Revenue
	Finance and service charges	$46,491	$6,463	$52,954
	Proceeds from disposition of merchandise	128,002	-	128,002
	Cash advance fees	7,578	-	7,578
	Check cashing fees, royalties and other	967	69	1,036

	Total revenue	183,038	6,532	189,570

	Cost of revenue – disposed merchandise	81,329	-	81,329

	Net revenue	101,709	6,532	108,241

	Expenses
	Operations	55,185	2,411	57,596
	Cash advance loss provision	1,222	-	1,222
	Administration	10,270	1,480	11,750
	Depreciation and amortization	6,269	828	7,097

	Total expenses	72,946	4,719	77,665

	Income from operations	$28,763	$1,813	$30,576

	Three months ended March 31, 2008:

	Revenue
	Finance and service charges	$43,421	$-	$43,421
	Proceeds from disposition of merchandise	116,583	-	116,583
	Cash advance fees	9,285	-	9,285
	Check cashing fees, royalties and other	1,013	-	1,013

	Total revenue	170,302	-	170,302

	Cost of revenue – disposed merchandise	71,516	-	71,516

	Net revenue	98,786	-	98,786

	Expenses
	Operations	53,911	-	53,911
	Cash advance loss provision	2,265	-	2,265
	Administration	10,672	-	10,672
	Depreciation and amortization	5,591	-	5,591

	Total expenses	72,439	-	72,439

	Income from operations	$26,347	$-	$26,347

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
THREE MONTHS ENDED MARCH 31, 2009 AND 2008
(in thousands)

(2)	The Cash Advance segment is comprised of three distribution channels - a multi-unit “storefront” platform, an online, internet based lending platform, and a card services business. The following table summarizes the results from each channel’s contributions to the Cash Advance segment for the three months ended March 31, 2009 and 2008:

		Storefront	Internet Lending	Card Services	Total Cash Advance

	Three months ended March 31, 2009:

	Revenue
	Finance and service charges	$5	$-	$-	$5
	Proceeds from disposition of merchandise	1,758	-	-	1,758
	Cash advance fees	19,134	51,756	1,840	72,730
	Check cashing fees, royalties and other	2,887	208	2	3,097

	Total revenue	23,784	51,964	1,842	77,590

	Cost of revenue – disposed merchandise	1,173	-	-	1,173

	Net revenue	22,611	51,964	1,842	76,417

	Expenses
	Operations	15,368	11,301	931	27,600
	Cash advance loss provision	2,662	20,152	738	23,552
	Administration	2,119	7,257	97	9,473
	Depreciation and amortization	1,435	1,610	116	3,161

	Total expenses	21,584	40,320	1,882	63,786

	Income from operations	$1,027	$11,644	$(40)	$12,631

	Three months ended March 31, 2008:

	Revenue
	Cash advance fees	$28,693	$47,482	$-	$76,175
	Check cashing fees, royalties and other	3,437	-	-	3,437

	Total revenue	32,130	47,482	-	79,612

	Expenses
	Operations	16,881	9,550	-	26,431
	Cash advance loss provision	4,346	20,523	-	24,869
	Administration	2,402	4,669	-	7,071
	Depreciation and amortization	2,425	1,051	-	3,476

	Total expenses	26,054	35,793	-	61,847

	Income from operations	$6,076	$11,689	$-	$17,765

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INVENTORY AND GROSS PROFIT OPERATING DATA
THREE MONTHS ENDED MARCH 31, 2009 AND 2008

The table below summarizes the age of merchandise held for disposition before valuation allowance at March 31, 2009 and 2008, respectively (dollars in thousands).

	2009		2008
	Amount	%	Amount	%
Merchandise held for 1 year or less –
Jewelry	$67,684	67.5%	$61,076	64.2%
Other merchandise	24,477	24.4	25,085	26.4
	92,161	91.9	86,161	90.6
Merchandise held for more than 1 year –
Jewelry	5,192	5.2	5,500	5.8
Other merchandise	2,863	2.9	3,415	3.6
	8,055	8.1	8,915	9.4

Total merchandise held for disposition	$100,216	100.0%	$95,076	100.0%

Non-GAAP Disclosure

In addition to the financial information prepared in conformity with accounting principles generally accepted in the United States (“GAAP”), the Company provides historical non GAAP financial information. Each non-GAAP financial measure included in the Company’s consolidated financial statements has been indicated by footnote. Each non-GAAP financial measure is provided immediately following its most comparable GAAP amount.

Management uses the non-GAAP financial measures for internal managerial purposes and believes that presentation of non-GAAP financial information is meaningful and useful in understanding the activities and business metrics of the Company’s operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of our business that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business.

Management provides non-GAAP financial information for informational purposes and to enhance understanding of the Company’s GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of, the Company’s financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

CONTACT:
Cash America International, Inc.
Thomas A. Bessant, Jr., 817-335-1100